SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549

                           ---------------------


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 16, 2002


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                            IMMUNEX CORPORATION

           (Exact name of registrant as specified in its charter)


          Washington                 0-12406                51-0346580
 (State or other Jurisdiction  (Commission File Number)  (IRS Employer
       of Incorporation)                                 Identification Number)


     51 University Street                                            98101
      Seattle, Washington                                          (Zip Code)
(Address of principal executive
           offices)


     Registrant's telephone number, including area code: (206) 587-0430


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         On May 16, 2002, Immunex Corporation held its Annual Meeting of Shareholders to vote on the proposed merger of AMS Acquisition Inc., a wholly-owned subsidiary of Amgen Inc., into Immunex Corporation pursuant to the Amended and Restated Agreement and Plan of Merger, dated December 16, 2001, by and among Amgen Inc., AMS Acquisition Inc. and Immunex Corporation. At the meeting, a majority of the outstanding shares of Immunex common stock entitled to vote were cast in favor of the merger proposal. A copy of the press release, dated May 16, 2002, announcing the results of the vote on the merger proposal is attached as exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7(c). Exhibits.

         See Exhibit Index.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMMUNEX CORPORATION


                                      /s/ Barry G. Pea
                                      -------------------------------
Date:    May 16, 2002                 Name:   Barry G. Pea
                                      Title:  Executive Vice President,
                                              General Counsel and Secretary



                               EXHIBIT INDEX

Exhibit
Number       Document Description

  99.1       Press release announcing shareholder approval of merger proposal.